                                                                    Exhibit 10.8

                                22 December 2004

                               BALFOUR BEATTY PLC

                                       and

                      MACQUARIE EUROPEAN INFRASTRUCTURE PLC

                                       and

                           MACQUARIE YORKSHIRE LIMITED

                                       and

                              CONNECT M1-A1 LIMITED

                                       and

                         CONNECT M1-A1 HOLDINGS LIMITED

                                       and

                             MACQUARIE YORKSHIRE LLC

                                       and

                      MACQUARIE INFRASTRUCTURE COMPANY LLC


           DEED OF NOVATION IN RELATION TO THE SHAREHOLDERS AGREEMENT

Linklaters

One Silk Street
London EC2Y 8HQ

Telephone (44-20) 7456 2000
Facsimile (44-20) 7456 2222

Ref Alexander Currie
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THIS DEED is made on 22 December 2004 BETWEEN:

(1) BALFOUR BEATTY PLC (registered number 395826) whose registered office is at 130 Wilton Road, London SW1V 1LQ ("BB");

(2) MACQUARIE EUROPEAN INFRASTRUCTURE PLC (registered number 3724230) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD ("MEIP");

(3) MACQUARIE YORKSHIRE LIMITED (registered number 4712996) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD ("MYL");

(4) CONNECT M1-A1 LIMITED (registered number 2999303) whose registered office is at 7th Floor, Saddlers House, Gutter Lane, London EC2V 6HS (formerly Yorkshire Link Limited) ("Connect");

(5) CONNECT M1-A1 HOLDINGS LIMITED (registered number 3059235) whose registered office is at 7th Floor, Saddlers House, Gutter Lane, London EC2V 6HS (formerly Yorkshire Link (Holdings) Limited) ("Connect Holdings");

(6) MACQUARIE YORKSHIRE LLC whose principal executive office is at 600 Fifth Avenue, 21st floor, New York, NY 10020 USA ("MY LLC"); and

(7) MACQUARIE INFRASTRUCTURE COMPANY LLC whose principal executive office is at 600 Fifth Avenue, 21st floor, New York, NY 10020 USA (formerly Macquarie Infrastructure Assets LLC) ("MICL" or the "Guarantor").

WHEREAS:

(A) BB, MEIP, MYL, Connect and Connect Holdings have entered into the Shareholders Agreement (as defined in this Deed).

(B) Pursuant to a share purchase agreement entered into between MEIP and MICL on or around the date hereof, MEIP will sell and MICL will purchase the 5,000,000 ordinary shares owned by MEIP in MYL (the "Share Purchase Agreement").

(C) Prior to Completion (as defined in the Share Purchase Agreement), MICL intends to notify MEIP that it wishes to nominate MY LLC as the transferee of the Shares (as defined in the Share Purchase Agreement) pursuant to paragraph 1 of Part A of Schedule 5 of the Share Purchase Agreement.

(D) MEIP therefore wishes to be released and discharged from the Shareholders Agreement and the parties have agreed to the novation of the Shareholders Agreement.

(E) BB has agreed to provide reasonable assistance with respect to the preparation of certain financial statements and other forms relating to Connect Holdings as required under US securities laws and regulations.

(F) The Guarantor agrees to guarantee to MEIP, MYL, Connect and Connect Holdings the obligations of MY LLC under or pursuant to this Deed and the Replacement Shareholders Agreement (as defined in this Deed).

(G) The Guarantor and BB have separately entered into a guarantee on or around the date hereof pursuant to which the Guarantor agrees to guarantee to BB, inter alia, the performance by MY LLC of its obligations under or pursuant to this Deed.


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(H)  Yorkshire Link Limited changed its name to Connect M1-A1 Limited on 2 June
     2004; Yorkshire Link (Holdings) Limited changed its name to Connect M1-A1 Holdings Limited on 2 June 2004.

IT IS AGREED:

1    DEFINITIONS AND INTERPRETATION

     In this Deed the following expressions shall have the following meanings:

     "Continuing Parties": means BB, Connect Holdings, Connect and MYL;

     "Effective Date": means the date of Completion as defined in the Share Purchase Agreement;

     "Exchange Act": means the US Securities Exchange Act of 1934, as amended;

     "Replacement Shareholders Agreement": means the agreement to replace the Shareholders Agreement as set out in Clause 2.1;

     "Securities Act": means the US Securities Act of 1933, as amended; and

     "Shareholders Agreement": means the shareholders agreement dated 26 March 1996, as amended and restated on 30 April 2003, between BB, MEIP, MYL, Connect and Connect Holdings relating to the purposes of (i) regulating, as between the parties their relationship with each other as shareholders in Connect Holdings and (ii) regulating, as between all of the parties, certain aspects of the affairs of Connect Holdings and Connect.

2    NOVATION

     With effect from the Effective Date:

     2.1 The Shareholders Agreement shall be terminated and the Shareholders Agreement shall be replaced by the Replacement Shareholders Agreement, which shall be on identical terms to the Shareholders Agreement save that:

          2.1.1 MY LLC shall be a party in place of MEIP;

          2.1.2 references to "Macquarie European Infrastructure PLC (registered number 3724230) whose registered office is at Level 30 Ropemaker Street, London EC2Y 9HD" shall be references to "Macquarie Yorkshire LLC whose principal executive office is at 600 Fifth Avenue, 21st floor, New York, NY 10020 USA ("MY LLC")";

          2.1.3 references to "MEIP" shall be references to "MY LLC";

          2.1.4 the definition of "Guarantee" shall be replaced by the "deed of guarantee entered into on or around the date hereof under which Macquarie Infrastructure Company LLC agrees to guarantee to BB the performance by (i) MY LLC of its obligations under or pursuant to the Shareholders Agreement Novation and (ii) MYL of its obligations under or pursuant to this agreement and the Secondment Agreement Novation and the Secondment Agreement";

          2.1.5 the definition of "Shareholders Agreement Novation" shall be "the deed of novation of the Shareholders Agreement entered into on or around the date


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                hereof between BB, MEIP, MYL, Connect, Connect Holdings, MY LLC and Macquarie Infrastructure Company LLC";

          2.1.6 the definition of "Secondment Agreement Novation" shall be "the deed of novation of the Secondment Agreement entered into on or around the date hereof between BB, MIUK, Connect, MYL and Macquarie Infrastructure Company LLC";

          2.1.7 references to "Yorkshire Link Limited (registered number 2999303) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD" shall be references to "Connect M1-A1 Limited (registered number 2999303) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD";

          2.1.8 references to "Yorkshire Link (Holdings) Limited (registered number 3059235) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD" shall be references to "Connect M1-A1 Holdings Limited (registered number 3059235) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD";

          2.1.9 the following additional definitions shall apply:

                "MICL" means Macquarie Infrastructure Company LLC whose principal executive office is at 600 Fifth Avenue, 21st floor, New York, NY 10020 USA

                "MY LLC" means Macquarie Yorkshire LLC whose principal executive office is at 600 Fifth Avenue, 21st floor, New York, NY 10020 USA; and

         2.1.10 the words in Clause 11(5) from "If the MYL Owners receive a bona fide offer" to the end of that Clause 11(5) shall be deleted and the following inserted in their place:

                "If:

                (i) MY LLC receives a bona fide offer to Transfer all or any part of its shares in MYL; or

                (ii) MICL (together with MY LLC for the purposes of this Clause
                     11(5), an "Offeror") receives a bona fide offer to Transfer all or any part of its shares in MY LLC from any bona fide arms length third party purchaser (an "Offeree"), then the relevant Offeror shall within 5 Business Days give notice to all other Shareholders including in such notice:

                (a) the percentage of shares in MYL, or MY LLC (as the case may be) which the Offeror is proposing to Transfer ("Offered MYL Interests");

                (b)  the purchase price; and

                (c) the material terms of the offer (including whether any sale is subject to any Approvals) (such notice hereafter being referred to as the "MYL Notice"), and

                Clauses 11A(3), 11A(4), 11A(5), 11A(6), 11A(7) and 11A(8) shall apply except that:


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               (d)  references to "Transfer Notice" shall be construed as a reference to the "MYL Notice" and references to "Specified Terms" shall be construed as a reference to the terms of such MYL Notice;

               (e) references to YHL Shares shall be construed as a reference to shares in MYL or MY LLC (as the case may be);

               (f) references to "YLL Loan Stock" and "interests in the Commercial Subordinated Loan Agreement" shall be disregarded;

               (g) references to the "Offered Interests" shall be construed as references to the "Offered MYL Interests";

               (h) references to the "Proposing Transferor" shall be construed as references to the relevant Offeror;

               (i) references to the "Proposing Transferee" shall be construed as references to the "Offeree"; and

               (j) written offers from a Continuing Shareholder shall be given to the relevant Offeror, the relevant Offeror shall give notices to (and receive notices from) the Continuing Shareholder or the Losing Shareholder (as the case may be) and the relevant Offeror shall make determinations as to the terms of the offers (in each case, in lieu of YHL).

               For the avoidance of doubt. Clauses 11A(3A) and 11(2A) shall not apply to any Transfer or prospective Transfer of shares in MYL or MY LLC (as the case may be)."

     2.2 MY LLC undertakes with the Continuing Parties, from the Effective Date, to accept, observe, perform, discharge and be bound by the Replacement Shareholders Agreement.

     2.3  Notwithstanding this undertaking, nothing in this Deed shall:

          2.3.1 require MY LLC to perform any obligation created by or arising under the Shareholders Agreement falling due for performance, or which should have been performed by MEIP, before the Effective Date; or

          2.3.2 make MY LLC liable for any act, neglect, default or omission in respect of the Shareholders Agreement committed by MEIP occurring before the Effective Date.

     2.4 With effect from the Effective Date, the Continuing Parties agree to the substitution of the Replacement Shareholders Agreement in place of the Shareholders Agreement and accept MY LLC's undertaking in Clause
          2.2 above to observe, perform, discharge and be bound by the Replacement Shareholders Agreement.

     2.5 The Continuing Parties hereby release and discharge MEIP from all claims and demands from each of the Continuing Parties, and from each of its liabilities and obligations, howsoever arising under the Shareholders Agreement to the extent assumed by MY LLC pursuant to this Deed and accept the like liabilities and obligations to them of MY LLC in place of MEIP under the Replacement Shareholders Agreement.


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     2.6  Notwithstanding Clause 2.5, nothing in this Deed shall affect or prejudice any claim or demand whatsoever which the Continuing Parties may have against MEIP in relation to the Shareholders Agreement and arising out of matters prior to the Effective Date.

     2.7 With effect from the Effective Date, MEIP hereby releases and discharges the Continuing Parties from all claims and demands by MEIP, and from each of their respective liabilities and obligations to MEIP, howsoever arising under the Shareholders Agreement. Notwithstanding this undertaking and release, nothing in this Deed shall affect or prejudice any claim or demand whatsoever which MEIP may have against the Continuing Parties in relation to the Shareholders Agreement and arising out of matters prior to the Effective Date.

3    INDEMNITY

     MEIP hereby undertakes to indemnify MY LLC in respect of all liabilities, losses, charges, costs, claims or demands incurred or made by MY LLC in relation to the Shareholders Agreement and arising from acts or omissions of MEIP prior to the Effective Date.

4    BB'S UNDERTAKING

     4.1 BB shall procure that for so long as its employees are seconded to Connect to perform the UK GAAP accounting function that those employees will use their reasonable endeavours to provide such supplementary information as MICL may reasonably request so as to (i) enable MICL to produce the consolidated financial statements of Connect Holdings for the 3 months and calendar year to date periods ended March 31, June 30, September 30 and December 31 of each year, including the results of activity from January 1 of each year to such period end, in conformity with accounting principles generally accepted in the United States, with the Securities Act and with the Exchange Act; (ii) assist in the review of the periods ended March 31, June 30 and September 30 as required by the independent accountants in accordance with United States Generally Accepted Auditing Standards;
          (iii) assist in the audit for the year ended December 31 of each year in accordance with United States Generally Accepted Auditing Standards; and (iv) assist MICL in the preparation of forms required to be submitted to the Securities and Exchange Commission under the Securities Act and the Exchange Act, including, but not limited to, Forms 10-K, 10-Q and 8-K, as needed.

     4.2 The Guarantor shall indemnify BB for its reasonable costs incurred in providing the assistance described in Clause 4.1 above.

5    GUARANTEE

     5.1 The Guarantor unconditionally and irrevocably guarantees to MEIP, MYL, Connect and Connect Holdings the due and punctual performance and observance by MY LLC of its obligations, commitments, undertakings, warranties and indemnities under or for breach of this Deed and the Replacement Shareholders Agreement (the "Guaranteed Obligations").

     5.2 If and whenever MY LLC defaults for any reason whatsoever in the performance of any of the Guaranteed Obligations, the Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure


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          satisfaction of) the Guaranteed Obligations in respect of which there has been default in the manner prescribed by this Deed and so that the same benefits shall be conferred on MEIP, MYL, Connect and Connect Holdings as they would have received if the Guaranteed Obligations had been duly performed and satisfied by MY LLC.

     5.3 This guarantee is a continuing guarantee and is to remain in force until all the Guaranteed Obligations have been performed or satisfied. This guarantee is in addition to and without prejudice to and not in substitution for any rights or security which MEIP, MYL, Connect and Connect Holdings may now or hereafter have or hold for the performance and observance of the Guaranteed Obligations.

     5.4 The liability of the Guarantor under this Clause 5 shall not be released or diminished by any variation of the Guaranteed Obligations or any forbearance, neglect or delay in seeking performance of the Guaranteed Obligations or any granting of time for such performance and shall not be affected or impaired by reason of any other fact or event which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release or a defence to a guarantor.

6    FURTHER ASSURANCE

     Each of the parties agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as may be necessary or reasonably desirable to implement and/or give effect to this Deed.

7    COUNTERPARTS

     This Deed may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which is an original but all of which together constitute one and the same instrument.

8    NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

     A person who is not a party to this Deed shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of the terms of this Deed or the Replacement Shareholders Agreement.

9    GOVERNING LAW

     9.1 This Deed and the relationship between the parties shall be governed by, and interpreted in accordance with English law.

     9.2 All parties agree that the Courts of England are to have exclusive jurisdiction to settle any dispute (including claims for set-off and counterclaim) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by this Deed or the Replacement Shareholders Agreement or otherwise arising in connection with this Deed and for such purposes irrevocably submit to the jurisdiction of the English Courts.

     9.3 MY LLC and MICL shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Deed or the Replacement Shareholders Agreement. Such agent shall be


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          MYL of Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD and any
          judgment or other notice of legal process shall be sufficiently served on MY LLC and MICL if delivered to such agent at its address for the time being. MY LLC and MICL agree to inform each party in writing of any change of address of such process agent within 28 days of such change. If such process agent ceases to be able to act as such or to have an address in England, MY LLC and MICL irrevocably agree to appoint a new process agent in England and to deliver to each party within 14 days a copy of a written acceptance of appointment by the process agent.

AS WITNESS this Deed has been executed by the parties hereto and is hereby delivered on the date first above written.

EXECUTED and DELIVERED
as a DEED on behalf of
BALFOUR BEATTY PLC by


/s/ A. L. P. Rabin
-------------------------------------
Name: A. L. P. Rabin
      Director


/s/ C.R. O'N Pearson
-------------------------------------
Name: C.R. O'N Pearson
      Secretary


EXECUTED and DELIVERED
as a DEED on behalf of
MACQUARIE EUROPEAN
INFRASTRUCTURE PLC by


/s/ James Craig
-------------------------------------
Name: James Craig
      Director


/s/ Annabelle Helps
-------------------------------------
Name: Annabelle Helps
      Secretary


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EXECUTED and DELIVERED
as a DEED on behalf of
MACQUARIE YORKSHIRE
LIMITED by


/s/ Peter Antolik
-------------------------------------
Name: Peter Antolik
      Director


/s/ Annabelle Helps
-------------------------------------
Name: Annabelle Helps
      Secretary


EXECUTED and DELIVERED
as a DEED on behalf of
CONNECT M1-A1 LIMITED by


/s/ David Harrison
-------------------------------------
Name: David Harrison
      Director



EXECUTED and DELIVERED
as a DEED on behalf of
CONNECT M1-A1 HOLDINGS
LIMITED by


/s/ David Harrison
------------------------------
Name: David Harrison
      Director





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EXECUTED and DELIVERED
as a DEED on behalf of
MACQUARIE YORKSHIRE LLC
by


/s/ Peter Stokes
------------------------------
Name(s): Peter Stokes

Authorised Signatory/
Signatories


EXECUTED and DELIVERED
as a DEED on behalf of
MACQUARIE
INFRASTRUCTURE COMPANY
LLC by


/s/ Peter Stokes
------------------------------
Name(s): Peter Stokes

Authorised Signatory/
Signatories


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